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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



         Texas                      1-13565                    76-0535259
    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)



     3 Greenway Plaza, Suite 2000
            Houston, Texas                                        77046
   (Address of principal executive                              (Zip Code)
               offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. On October 1, 2002, Encompass Services Corporation issued the press release filed herewith as Exhibit 99.1, announcing that it has received a waiver from its senior lenders relieving it from compliance with the financial covenants contained in its senior credit facility through October 15, 2002.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.            Exhibit
             -----------            -------
                99.1             Press release issued on October 1, 2002



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENCOMPASS SERVICES CORPORATION



                              By:      /s/ Gray H. Muzzy
                                 -----------------------------------------------
                                       Gray H. Muzzy
                                       Senior Vice President,
                                       General Counsel and Secretary


Date: October 1, 2002



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                                 Exhibit Index

        99.1            Press Release dated October 1, 2002


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